HSBC (GRAPHIC OMITTED)

HSBC Bank USA, National Association
   452 Fifth Avenue
   New York, NY  10018
   Fax: (212) 525-0673


                                                       January 26, 2006

U.S. Bank National Association, not in its individual capacity but solely in its capacity as Trustee for the benefit of the RASC Series 2006 KS1 Trust

EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN  55107
Attn:   RASC Series 2006-KS1 Trust
Fax:    651-495-8090
Tel:    651-495-3880

Cc: Andrea Villanueva
Fax:    952-979-0867

Subject:       Interest Rate Cap

Transaction Reference Number:  388224HN

------------------------------------------------------------------------------

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below, and subsequently amended as set out below (the "Transaction") between HSBC Bank USA, N.A. ("HSBC") and U.S. Bank National Association, not in its individual capacity, but solely as Trustee for the benefit of RASC Series 2006-KS1 Trust. This Confirmation constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement. In this Confirmation "Party A" means HSBC and "Party B" means U.S. Bank National Association, not in its individual capacity, but solely in its capacity as Trustee for the benefit of the RASC Series 2006-KS1 Trust.

        1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated as of January 1, 2006, among Residential Asset Securities Corporation., as Depositor, Residential Funding Corporation, as Master Servicer, and U.S. Bank National Association, as trustee (the "Pooling and Servicing Agreement"). Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

        Each of Party A and Party B represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other and, in the case of Party B, it has entered into this transaction pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

        2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount: With respect to any Calculation Period, the lesser of:

(i) The amount as set forth in Exhibit I, which is attached hereto and incorporated by reference into this Confirmation, and

(ii) The outstanding principal balance of the Class A Certificates and Class M Certificates, as described in the Pooling and Servicing Agreement immediately prior to the last day of such Calculation Period.

        Trade Date:                          January 12, 2006

        Effective Date:                      January 26, 2006

        Termination  Date:   September  25,  2010,   subject  to  adjustment  in
                accordance with the Business Day Convention.

        Fixed Amounts:

               Fixed Amount Payer:            Party B

               Fixed Amount:                 USD 8,350,000.00

               Fixed Rate Payer
               Payment Date:                  The Effective Date.

        Floating Amounts:

               Floating Amount Payer:        Party A





               Floating Rate Payer
               Period End Dates:

                                The 25th calendar day of each month, commencing on February 25, 2006 and ending on the Termination Date, inclusive, subject to adjustment in accordance with the Business Day Convention

               Floating Rate Payer
               Payment Dates:

                                Early Payment - Two (2) Business Days preceding each Floating Rate Payer Period End Date.

               Cap Rate:                     4.39800%

               Floating Rate Option:

                                USD-LIBOR-BBA, provided, however, the Relevant Rate for a Reset Date shall be determined on the day that is two New York Banking Days preceding such Reset Date, to be determined initially on January 24, 2006

               Designated Maturity:          One month

               Spread:                       None

               Floating Rate Option:         USD-LIBOR-BBA

               Day Count Fraction:           Actual/360

               Reset Dates:

                                The first day of each Calculation Period

        Business Days:                       New York

        Business Day Conventions:            Following

        Calculation Agent:                   As specified in the Agreement

        Administration Fee:

                                Party B agrees to pay USD 28,000.00 to Party A for value on the Effective Date.


3.  Provisions  Deemed  Incorporated  in a  Schedule  to the  ISDA  Form  Master
Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) TERMINATION PROVISIONS. For purposes of the ISDA Form Master Agreement:

(a) "SPECIFIED ENTITY" is not applicable to Party A or Party B for any purpose.

(b) "SPECIFIED TRANSACTION" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

(d) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e) With respect to Party B, the "BANKRUPTCY" provision of Section 5(a)(vii)(2) of the ISDA Form Master Agreement shall not apply.

(f) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A or to Party B.

(g) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i) Market Quotation will apply.

(ii) The Second Method will apply.

(h) "Termination Currency" means United States Dollars.

(i) EVENTS OF DEFAULT. The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party B. The provisions of Sections 5(a)(ii) and 5(a)(iv) shall not apply to Party A.

(j) TAX EVENT. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master Agreement shall not apply to Party A or Party B and neither Party A nor Party B shall be required to pay any additional amounts referred to therein.

3) TAX REPRESENTATIONS.

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of the ISDA Form Master Agreement, Party A and Party B will make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

(i) the  accuracy of any  representations  made by the other  party  pursuant to
    Section 3(f) of the ISDA Form Master Agreement;

(ii) the satisfaction of the agreement contained in Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the ISDA Form Master Agreement; and


(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE  REPRESENTATIONS.  For the  purpose of  Section  3(f) of the ISDA Form
    Master  Agreement,   each  of  Party  A  and  Party  B  make  the  following
    representations.

    The following representation will apply to Party A:

        Party A is a national banking association organized under the federal laws of the United States and its U.S. taxpayer identification number is 20-1177241.

        The following representation will apply to Party B:

        U.S. Bank National Association is the Trustee under the Pooling and Servicing Agreement.

4) LIMITATION ON EVENTS OF DEFAULT. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to
Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) with respect to either Party A or Party B as the Affected Party.

5) DOCUMENTS TO BE DELIVERED. For the purpose of Section 4(a)(i) and 4(a)(iii):

(1) Tax forms, documents, or certificates to be delivered are:


---------------------------------------- -------------------------------- ----------------------------------------------
Party required to deliver document       Form/Document/                   Date by which to Be delivered
                                         Certificate
---------------------------------------- -------------------------------- ----------------------------------------------
Party A and                              Any   document    required   or  Promptly  after the earlier of (i) reasonable
Party B                                  reasonably  requested  to allow  demand by either party or (ii)  learning that
                                         the   other   party   to   make  such form or document is required.
                                         payments  under this  Agreement
                                         without   any    deduction   or
                                         withholding   for   or  on  the
                                         account  of  any  Tax  or  with
                                         such  deduction or  withholding
                                         at a reduced rate.
---------------------------------------- -------------------------------- ----------------------------------------------



(2) Other documents to be delivered are:

------------------------ --------------------------- ------------------------- --------------------
PARTY REQUIRED TO        FORM/DOCUMENT/              DATE BY WHICH TO BE       COVERED  BY SECTION
DELIVER DOCUMENT         CERTIFICATE                 DELIVERED                 3(D) REPRESENTATION
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      Any documents to evidence   Upon the execution and    Yes
                         the authority of the        delivery of this
                         delivering party for it     Agreement and such
                         to execute and deliver      Confirmation.
                         this Confirmation.
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      A certificate of an         Upon the execution and    Yes
                         authorized officer of the   delivery of this
                         party, as to the            Confirmation.
                         incumbency and authority
                         of the respective
                         officers of the party
                         signing this Confirmation.

------------------------ --------------------------- ------------------------- --------------------
Party A                  Legal opinion(s) with       Upon the execution and    No
                         respect to such party and   delivery of this
                         its Credit Support          Agreement.
                         Provider, if any, for it,
                         reasonably satisfactory
                         in form and substance to
                         the other party relating
                         to the enforceability of
                         the party's obligations
                         under this Agreement.
------------------------ --------------------------- ------------------------- --------------------
Party A and Party B      Indemnification agreement   Concurrently with the     No
                    executed by each of Party printing of any
                         A, Residential Asset        preliminary prospectus
                    Securities Corporation supplement and the
                         and Residential Funding     prospectus supplement
                         Corporation with respect    related to the Class A
                         to information included     and Class M
                         in any preliminary          Certificates.
                         prospectus supplement and
                         the prospectus supplement
                         related to the Class A
                         Certificates and Class M
                         Certificates.
------------------------ --------------------------- ------------------------- --------------------
Party A                  A copy of the most recent   Promptly after request    Yes
                         annual report of such       by the other party.
                         party (only if available)
                         and its Credit Support
                         Provider, if any,
                         containing in all cases
                         audited consolidated
                         financial statements for
                         each fiscal year
                         certified by independent
                         certified public
                         accountants and prepared
                         in accordance with
                         generally accepted
                         accounting principles in
                         the United States or in
                         the country in which such
                         party is organized.
------------------------ --------------------------- ------------------------- --------------------
Party B                  Each other report or        Promptly upon request     Yes
                         other document required     by Party A, or with
                         to be delivered by or to    respect to any
                         Party B under the terms     particular type of
                         of the Pooling and          report or other
                         Servicing Agreement,        document as to which
                         other than those required   Party A has previously
                         to be delivered directly    made request to receive
                         by the Trustee to Party A   all reports or
                         thereunder.                 documents of that type,
                                                     promptly  upon  delivery or
                                                     receipt  of such  report or
                                                     document by Party B.
------------------------ --------------------------- ------------------------- --------------------


6) OTHER PROVISIONS.

(a) ADDRESS FOR NOTICES: For the purposes of Section 12(a) of this Agreement:

    Address for notices or communications to Party A:

     Address:      452 Fifth Avenue, New York, NY  10018
     Attention:    Katherine Ortega
     Facsimile:    212-525-4391
     Telephone:      212-525-5517

     Please direct all settlement inquiries to:

               HSBC Bank USA, National Association
               Derivative Settlements
               Attention:    Jeffrey Lombino
               Telephone:    (212) 525-5393
               Fax:          (212) 525-6903

Address for notices or communications to Party B:

               Address:      RASC Series 2006 KS1 Trust
                       c/o U.S. Bank National Association
                             60 Livingston Avenue
                             EP-MN-WS3D
                             St.  Paul, MN 55107
                             Facsimile No.: 651-495-8090
                             Telephone No: 651-495-3880

               with a copy to:

               Address:      Residential Funding Corporation
                             8400 Normandale Lake Blvd.
                             Minneapolis, MN 55437
               Attention:    Andrea Villanueva
               Facsimile No.:952-979-0867
               Telephone No: 952-857-6168

               (For all purposes)

(b) PROCESS AGENT. For the purpose of Section 13(c):

               Party A appoints as its Process Agent: Not Applicable Party B appoints as it Process Agent: Not Applicable

(c) OFFICES. The provisions of Section 10(a) will not apply to this Agreement; for purposes of this Transaction, it will be deemed that neither Party A nor Party B have any Offices other than as set forth in the Notices Section and Party A agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall be deemed not to have any Office other than one in the United States.

(d) MULTIBRANCH  PARTY. For the purpose of Section 10(c) of the ISDA Form Master
Agreement:

    Party A is not a Multibranch Party.

    Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A; provided however, if an Event of Default has occurred with respect to Party A, then Party B or a Reference Market-maker designated by Party B shall be Calculation Agent.

(f) CREDIT SUPPORT DOCUMENT. Initially with respect to Party A, not applicable; however, if required pursuant to Paragraph 3(6)(r)(iv) hereof, a guaranty satisfactory to Party B and the Rating Agencies. With respect to Party B, not applicable.

(g) CREDIT SUPPORT PROVIDER.

    Party A:  Not Applicable

    Party B:  Not Applicable

(h) GOVERNING LAW. The parties to this ISDA Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) NON-PETITION. Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against the RASC Series 2006-KS1 Trust or Party B in its capacity as trustee, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates (as defined in the Pooling and Servicing Agreement) and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.


(j) NON-RECOURSE PROVISIONS. Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the Issuer hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the Issuer for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

(k) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect and shall remain applicable to all other parties and circumstances as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(l) CONSENT TO RECORDING. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(m) WAIVER OF JURY TRIAL. Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(n) SET-OFF. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(o) TRUSTEE LIABILITY LIMITATIONS. Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank National Association ("U.S. Bank"), not individually or personally but solely as Trustee of Party B, in the exercise of the powers and authority conferred and vested in it and that U.S. Bank shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by U.S. Bank but is made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on U.S. Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve U.S. Bank from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall U.S. Bank be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related documents.

(p) "AFFILIATE" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that Party A and Party B shall not be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of
Section 6(b)(ii).

(q) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

        "(g) Relationship Between Parties.
        Each party represents to the other party on each date when it enters into a Transaction that:--

(1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction
               (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)            Evaluation and Understanding.

(i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and in the case of Party B, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction; and

(ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.


               (4) Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction,

               (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and it constitutes an "eligible contract participant" as such term is defined in
               Section 1(a)12 of the Commodity Exchange Act, as amended."

(r) The ISDA Form Master Agreement is hereby amended as follows

        (i) The word "third" shall be replaced by the word "second" in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(ii) TRANSFER, AMENDMENT AND ASSIGNMENT. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party (other than a change of Counterparty in connection with a change of Trustee in accordance with the Pooling and Servicing Agreement) unless each of Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's, a Division of the McGraw Hill Companies ("S&P"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the RASC Series 2006-KS1 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-KS1 (the "Certificates").



        (iii) ADDITIONAL TERMINATION EVENTS. Additional Termination Events will apply: if a Rating Agency Downgrade has occurred and Party A has not, within the time specified therein, complied with Paragraph 3(6)(r)(iv) below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such an Additional Termination Event.


        (iv) RATING AGENCY DOWNGRADE. In the event that (1) Party A's short-term unsecured and unsubordinated debt rating is reduced below "A-1" by S&P (or if its short-term rating is not available by S&P, in the event that its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A+" by S&P) or (2) its short-term unsecured and unsubordinated debt rating is reduced below "P1" by Moody's (or, if its short-term rating is not available by Moody's, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A1" by Moody's) (and together with S&P, the "Cap Rating Agencies", and such rating thresholds, "Approved Rating Thresholds"), then within 30 days after such rating withdrawal or downgrade (unless, within 30 days after such withdrawal or downgrade each Cap Rating Agency has reconfirmed its rating for Party A which was in effect immediately prior to such withdrawal or downgrade), Party A shall, subject to the Rating Agency Condition, at its own expense:

               (a) assign this Transaction to another counterparty, which counterparty shall have the Approved Rating Thresholds and shall have been approved by Party B on terms substantially similar to the terms of this Confirmation;

               (b) obtain guaranty of, or a contingent agreement of another person with the Approved Rating Thresholds, to honor Party A's obligations under this Confirmation; provided that such other person has been approved by Party B;

               (c) post collateral which will be sufficient to the applicable Cap Rating Agency to maintain or restore the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings; or

               (d) establish any other arrangement satisfactory to Party B and each Cap Rating Agency, in each case, sufficient to maintain or restore the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings.

               Notwithstanding the previous paragraph, in the event that Party A's short-term unsecured and unsubordinated debt rating is withdrawn or reduced below "A-3" by S&P or, if there is no short-term rating, its long-term unsecured and unsubordinated debt rating is withdrawn or reduced below "BBB-" by S&P, then within 10 days of such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade S&P has reconfirmed the rating of the Certificates which was in effect immediately prior to such withdrawal or downgrade), Party A shall, subject to the Rating Agency Condition, at its own expense, assign this Transaction to another counterparty with the Approved Rating Thresholds and approved by Party B on terms substantially similar to this Confirmation and obtain a confirmation from S&P that such action is sufficient to maintain or restore the immediately prior ratings of the Certificates.



               For purposes of these provisions, "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder in connection with a withdrawal or downgrade of any of Party A's ratings as described above that Party A must consult with each of the Cap Rating Agencies then providing a rating of the Certificates that has reduced Party A's ratings as described above (or with respect to any action pursuant to clause (d), each Cap Rating Agency) and receive from each such Cap Rating Agency a written confirmation, prior to taking any such action, that such withdrawal or downgrade of any of Party A's ratings, after giving effect to any such proposed action or omission, would not cause a downgrade or withdrawal of the ratings of the Certificates existing immediately prior to such withdrawal or downgrade of Party A's ratings.

4.      ACCOUNT DETAILS:

        Payments to Party A:          HSBC Bank USA, National Association
                                      ABA # 021-001-088
                                      For credit to Department 299
                                      A/C: 000-04929-8
                                      HSBC Derivative Products Group

        Payments to Party B:          U.S. Bank National Association
                                      ABA Number: 091000022
                                      Account Number: 1731 0332 2058
                                      Reference: RASC Series 2006-KS1 Trust
                                      OBI: Attention: Josh Wilkening
                                      Ref. Acct. No.: 792564000



5. Office:

        Party A is acting through its New York Office for the purposes of this Transaction.

6. Please confirm that the forgoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

               HSBC Bank USA, National Association
               Attention:    Katherine Ortega
               Telephone:    (212) 525-4391
               Fax:          (212) 525-5517


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

HSBC [GRAPHIC OMITTED]


HSBC Bank USA, National Association
   452 Fifth Avenue
   New York, NY  10018
   Fax: (212) 525-0673
Ref: 388224HN

This message will be the only form of Confirmation dispatched by us. Please execute and return it to us by facsimile immediately. If you wish to exchange hard copy forms of this Confirmation, please contact us.



Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION




By: _________________________
    Authorized Signature


Confirmed as of the date first written above:

RASC Series 2006-KS1 Trust
              By: U.S. Bank National Association
              not in its individual capacity
              but solely in its capacity as
              Trustee for the benefit of the
              RASC Series 2006-KS1 Trust





By: ________________________
    Name:
    Title:




Attachment

HSBC Bank USA, National Association  [GRAPHIC OMITTED]


HSBC Bank USA, National Association
   452 Fifth Avenue
   New York, NY  10018
   Fax: (212) 525-0673

                                    EXHIBIT I

------------------------------------------------- ----------------------
          For the Calculation Periods                Notional Amount
------------------------------------------------- ----------------------
-------------------------- ---------------------- ----------------------
  From and including*:      To but excluding*:           in USD:
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------

-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       The Effective Date      February 25, 2006         840,000,000.00
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        February 25, 2006         March 25, 2006         840,000,000.00
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           March 25, 2006         April 25, 2006         840,000,000.00
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           April 25, 2006           May 25, 2006         831,884,247.75
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
             May 25, 2006          June 25, 2006         817,737,439.43
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            June 25, 2006          July 25, 2006         801,220,491.16
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            July 25, 2006        August 25, 2006         782,384,253.23
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
          August 25, 2006     September 25, 2006         761,300,298.20
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       September 25, 2006       October 25, 2006         738,088,533.39
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         October 25, 2006      November 25, 2006         713,214,987.99
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        November 25, 2006      December 25, 2006         686,813,774.62
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        December 25, 2006       January 25, 2007         661,177,027.39
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         January 25, 2007      February 25, 2007         636,504,294.58
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        February 25, 2007         March 25, 2007         612,759,108.96
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           March 25, 2007         April 25, 2007         589,906,389.22
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           April 25, 2007           May 25, 2007         567,912,387.12
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
             May 25, 2007          June 25, 2007         546,744,636.65
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            June 25, 2007          July 25, 2007         526,371,905.12
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            July 25, 2007        August 25, 2007         506,764,146.19
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
          August 25, 2007     September 25, 2007         487,892,454.60
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       September 25, 2007       October 25, 2007         469,592,444.51
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         October 25, 2007      November 25, 2007         438,041,739.18
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        November 25, 2007      December 25, 2007         407,381,508.22
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        December 25, 2007       January 25, 2008         379,099,188.76
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         January 25, 2008      February 25, 2008         352,938,431.85
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        February 25, 2008         March 25, 2008         328,803,762.04
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           March 25, 2008         April 25, 2008         313,773,127.02
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           April 25, 2008           May 25, 2008         300,224,650.50
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
             May 25, 2008          June 25, 2008         287,278,354.37
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            June 25, 2008          July 25, 2008         274,908,349.79
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            July 25, 2008        August 25, 2008         263,086,947.14
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
          August 25, 2008     September 25, 2008         251,789,306.15
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       September 25, 2008       October 25, 2008         240,991,726.75
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         October 25, 2008      November 25, 2008         230,671,596.33
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        November 25, 2008      December 25, 2008         220,807,287.93
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        December 25, 2008       January 25, 2009         211,380,491.46
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         January 25, 2009      February 25, 2009         202,371,999.02
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        February 25, 2009         March 25, 2009         193,759,962.62
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           March 25, 2009         April 25, 2009         185,526,527.38
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           April 25, 2009           May 25, 2009         177,654,655.04
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
             May 25, 2009          June 25, 2009         170,128,086.25
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            June 25, 2009          July 25, 2009         162,931,452.67
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            July 25, 2009        August 25, 2009         156,049,848.80
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
          August 25, 2009     September 25, 2009         149,469,074.41
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
       September 25, 2009       October 25, 2009         143,175,643.64
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         October 25, 2009      November 25, 2009         137,156,685.55
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        November 25, 2009      December 25, 2009         131,399,915.83
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        December 25, 2009       January 25, 2010         125,893,609.73
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
         January 25, 2010      February 25, 2010         120,626,576.28
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
        February 25, 2010         March 25, 2010         115,588,133.73
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           March 25, 2010         April 25, 2010         110,768,086.08
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
           April 25, 2010           May 25, 2010         106,156,700.73
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
             May 25, 2010          June 25, 2010         101,744,687.18
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            June 25, 2010          July 25, 2010          97,523,176.67
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
            July 25, 2010        August 25, 2010          93,483,702.80
-------------------------- ---------------------- ----------------------
-------------------------- ---------------------- ----------------------
          August 25, 2010   The Termination Date          89,618,183.06
-------------------------- ---------------------- ----------------------


* All dates listed above (with the exception of the Effective Date), are subject to adjustment in accordance with the Following Business Day Convention